SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT

(DATE OF EARLIEST EVENT REPORTED)

FEBRUARY 24, 2004

COMMISSION FILE NUMBER: 0-23256

JAMESON INNS, INC.

Georgia	58-2079583
(State or other Jurisdiction of Incorporated or Organization) 8 Perimeter Center East Suite 8050 Atlanta, GA 30346 (Address of Principal Executive Offices) (Zip Code)	(IRS employer identification no.) 770-481-0305 (Registrant’s Telephone Number Including area code)

ITEM 7.	FINANCIAL STATEMENTS AND EXHIBITS

(c)	Exhibits

99.1	Press Release Announcing 2003 Financial Results

ITEM 12.	RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On February 24, 2004, Jameson Inns, Inc. issued a press release announcing its operating results for the year ended December 31, 2003. A copy of the press release is furnished as an exhibit to this report and is incorporated by reference herein.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this amendment to be signed on its behalf by the undersigned, thereto duly authorized.

JAMESON INNS, INC.
Dated as of February 24, 2004
	By:	Craig R. Kitchin

/ S / CRAIG R. KITCHIN
Its: President & Chief Financial Officer